CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 24, 2015 on the financial statements and financial highlights of the Acadian Emerging Markets Portfolio, a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2015 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.



                                    /s/  BBD, LLP


PHILADELPHIA, PENNSYLVANIA
FEBRUARY 25, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 23, 2015 on the financial statements and financial highlights of the CBRE Clarion Global Infrastructure Value Fund and the CBRE Clarion Long/Short Fund, each a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2015 Annual Reports to Shareholders which are incorporated by reference into the Statement of Additional Information.



                                    /s/  BBD, LLP



PHILADELPHIA, PENNSYLVANIA
FEBRUARY 25, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2015 on the financial statements and financial highlights of the ICM Small Company Portfolio, a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2015 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.


                                    /s/  BBD, LLP


PHILADELPHIA, PENNSYLVANIA
FEBRUARY 25, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 21, 2015 on the financial statements and financial highlights of the TS&W Equity Portfolio, a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2015 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.



                                    /s/  BBD, LLP



PHILADELPHIA, PENNSYLVANIA
FEBRUARY 25, 2016